                           [Front of Certificate]

[Manually typed script:] NAME CHANGE:  MGPX VENTURES, INC.

Common Stock                                                       Common Stock
                                  WARNER
   Number                   TECHNOLOGIES, INC.                        Shares
            INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

__________                                                          ___________

                                                              CUSIP 55301E-10-9
This Certifies that:                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


is the owner of

            Fully Paid and Non-Assessable Shares of Common Stock,
                       Par Value of $.04 per share of
                      WARNER TECHNOLOGIES, INCORPORATED

hereinafter and on the back hereof called the "Corporation," transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.
     This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Nevada and to the Articles of Incorporation and the By-laws of the Corporation and any amendments thereto made as provided by law, to all of which the holder hereof, by accepting this Certificate, expressly assents and agrees to be bound.
     This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                                   [SEAL]
                          WARNER TECHNOLOGIES, INC.
                                 CORPORATE
                                    SEAL
                                    1986
/s/ Thomas S. Hathaway             NEVADA                 /s/ Sidney E. Pelston

           SECRETARY                                                 PRESIDENT

[Vertical along right margin:]
Countersigned and Registered:
U.S. STOCK TRANSFER CORPORATION
     (Glendale, California)
              Transfer Agent and Registrar
By

                        Authorized Officer

                           [Reverse of Certificate]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                UNIF GIFT MIN ACT --         Custodian
     TEN ENT -- as tenants by the entireties                            ------------------------------
     JT TEN  -- as joint tenants with right                            (Cust)                 (Minor)
                of survivorship and not as                             under Uniform Gifts to Minors
                tenants in common                                      Act
                                                                          --------------
                                                                              (State)

       Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                  HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    ----------------

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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                                                                        SHARES
----------------------------------------------------------------------

REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                                       ATTORNEY
----------------------------------------------------------------------

TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     --------------------


                      ---------------------------------------------------------
                                              SIGNATURE




SIGNATURE GUARANTEED

               NOTICE: THE SIGNATURE TO THE FOREGOING ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.